1 AMENDMENT 2021-2 THE PNC FINANCIAL SERVICES GROUP, INC. AND AFFILIATES DEFERRED COMPENSATION AND INCENTIVE PLAN (as amended and restated as of January 1, 2020) WHEREAS, The PNC Financial Services Group, Inc. (“PNC”) sponsors The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan (the “Plan”); WHEREAS, Section 10 of the Plan authorizes PNC to amend the Plan; and WHEREAS, PNC wishes to amend the Plan to (i) merge the Compass SmartInvestor 401(k) Benefit Restoration Plan with and into the Plan; and (ii) make other clarifying changes. NOW, THEREFORE, IT IS RESOLVED, that, effective as of December 1, 2021 (or such other date as set forth below, the Plan is hereby amended as follows: 1. Effective December 1, 2021, a new Appendix B is added to the Plan immediately following Appendix A, to read as follows: “APPENDIX B MERGER OF THE BBVA BENEFIT RESTORATION PLAN Prior to the effective date of the transaction described in Share Purchase Agreement, dated as of November 15, 2020 (as amended), between Banco Bilbao Vizcaya Argentaria, S.A. and The PNC Financial Services Group, Inc. (the “Transaction”), the accrued benefits of all but one participant under the Compass SmartInvestor 401(k) Benefit Restoration Plan (the “BBVA Benefit Restoration Plan”) were spun off and transferred to Banco Bilbao Vizcaya Argentaria, S.A. (or an affiliate that did not become an affiliate of the Corporation following Transaction). The remaining participant in the BBVA Benefit Restoration Plan after the Transaction was in payment status, and no employees were eligible, nor could any become eligible, to participate in the BBVA Benefit Restoration Plan. Effective December 1, 2021, the BBVA Benefit Restoration Plan was merged with and into the Plan, and the benefit payments to the single legacy BBVA Benefit Restoration Plan participant became an obligation of the Plan (which benefit payments could be made from the Trust or any grantor trust established prior to the Transaction to assist in funding obligations under the BBVA Benefit Restoration Plan). In accordance with the terms of the BBVA Benefit Election Plan and his elections, the remaining participant in the legacy BBVA Benefit Restoration Plan is receiving a benefit in the form of thirty-six monthly installments, the last of which is due on July 1, 2024 and, if he dies before such date, the monthly installments will continue to be made to his Beneficiary following his death until July 1, 2024. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] Exhibit 10.6.3

[Signature Page to Amendment 2021-2 to The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan] Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 30th day of November, 2021 pursuant to the authority delegated by the PNC’s Human Resources Committee. /s/ Vicki C. Henn Vicki C. Henn Executive Vice President Chief Human Resources Officer